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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 13, 2002
                                 Date of Report

                          ----------------------------


                          CLASSIC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-15427                                          74-2630019
(Commission File Number)                       (IRS Employer Identification No.)

                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
          (Address of Principal Executive Offices, including Zip Code)

                                 (903) 581-2121
                             (Registrant's Telephone
                          Number, including Area Code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.


         On March 13, 2002, the Registrant issued a press release announcing its subsidiary, Classic Cable, Inc., is engaged in negotiations to amend its debtor-in-possession revolving credit facility.

         A copy of the Registrant's press release issued March 13, 2002, announcing the negotiations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         Exhibit 99.1               Press Release, issued March 13, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 19, 2002                       CLASSIC COMMUNICATIONS, INC.


                                            By: /s/ Jimmie Taylor
                                                --------------------------------
                                                Jimmie Taylor
                                                Chief Financial Officer


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                               INDEX TO EXHIBITS


           Exhibit
           Number               Description
           -------              -----------
             99.1               Press Release, issued March 13, 2002.



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